EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES
CODE, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned, as principal executive officer and principal financial officer of Assured Pharmacy,  Inc. (the “ Company ”), does hereby certify that to such officer’s knowledge:

(1)   the Company’s Form 10-Q for the period ended March 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   the information contained in the Company’s Form 10-Q for the period ended March 31, 2014 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert J. DelVecchio
Robert J. DelVecchio Chief Executive Officer (Principal Executive Officer)

/s/ Brett P. Cormier
Brett P. Cormier
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Date:  May 15, 2014